UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A INFORMATION

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CorMedix Inc.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V95305-P50683 CORMEDIX INC. 389 INTERPACE PKWY SUITE 450 PARSIPPANY, NJ 07054 CORMEDIX INC. 2026 Annual Meeting of Stockholders Vote by June 22, 2026 11:59 P.M. Eastern Time or at the 2026 Annual Meeting on June 23, 2026 9:00 A.M. Eastern Time Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting. You invested in CORMEDIX INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2026 Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 23, 2026. Vote Virtually at the Meeting* June 23, 2026 9:00 A.M. Eastern Time Virtually at: www.virtualshareholdermeeting.com/CRMD2026 Vote by mail or telephone by requesting a paper copy of the proxy materials, which will include a proxy card. Get informed before you vote We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice, Proxy Statement and Annual Report on Form 10-K online by visiting www.ProxyVote.com and entering your control number OR you can receive a free paper or email copy of the material(s) by requesting prior to June 9, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. There is no charge for requesting a copy. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V95306-P50683 THIS IS NOT A VOTABLE BALLOT You cannot use this notice to vote. This is an overview of the proposals being presented at the upcoming stockholder meeting. More complete proxy materials are available to you at www.ProxyVote.com. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) Janet Dillione 02) Gregory Duncan 03) Alan W. Dunton 04) Myron Kaplan 05) Steven Lefkowitz 06) Robert Stewart 07) Joseph Todisco 2. To approve on a non-binding advisory basis the compensation of our named executive officers for 2025. For 3. To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026. For 4. To approve the ratification of the Certificate of Designation Amendments (as defined in the Proxy Statement). For 5. To approve amendments to our Charter to make technical changes. For 6. To approve an amendment to our Charter to update the approval process for amendments relating solely to the terms of one or more series of preferred stock by permitting such amendments to be approved by the holders of the applicable series, without a separate vote of common stockholders, to the extent permitted by Delaware law and provided that no changes are made to the terms of common stock. For 7. To approve an amendment to our Charter to designate the exclusive forums in which certain claims relating to the Company may be brought. For 8. To approve an amendment to our Charter to limit certain officers’ personal liability for monetary damages for breaches of the duty of care, as permitted by Delaware law. For 9. To approve the adjournment of the 2026 Annual Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No.s 4, 5, 6, 7 or 8. For NOTE: In their discretion, the holders of a proxy to vote shares may vote on such other business as may properly come before the meeting or any adjournment, postponement or continuation thereof.